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                                                                EXHIBIT 23(A)


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




        As independent public accountants, we hereby consent to the use of our report dated September 8, 1995 included in LTX Corporation's Form 10K for the year ended July 31, 1995 and to all references to our Firm included in this registration statement.





                                        /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 21, 1995